UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): December 31, 2004

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                         B2B Internet HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

            DELAWARE                      333-96063              13-5674085
 (State or other jurisdiction of   Commission File Number    (I.R.S. Employer
         incorporation)                                      Identification No.)
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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
                                  -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.     Other Events

               As a result of the merger of QRS Corp. (NASDAQ: QRSI) and Inovis Int'l, Inc., QRS Corp. is no longer an underlying constituent of the B2B Internet HOLDRS Trust. Holders of record as of November 22, 2004 were paid $5.00 ($7.00 per 1 share of QRS Corp. included in each round lot of B2B Internet HOLDRS minus a $2.00 custody fee) for every round lot of 100 B2B Internet HOLDRS.

               As a result of the delisting of Commerce One, Inc. (NASDAQ:
               CMRCQ) from trading on NASDAQ, Commerce One, Inc. is no longer a constituent of the B2B Internet HOLDRS Trust. On November 2, 2004, holders of record as of October 29, 2004 were paid 1.2 shares of Commerce One, Inc. for every round lot of 100 B2B Internet HOLDRS.

Item 9.01.     Financial Statements and Exhibits

               (c)  Exhibits

                    99.1 B2B Internet HOLDRS Trust Prospectus dated October 25,
                         2004 updating the Prospectus dated July 7, 2003.

                    99.2 B2B Internet HOLDRS Trust Prospectus Supplement dated
                         December 31, 2004 to Prospectus dated October 25, 2004.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH, PIERCE, FENNER &
                                            SMITH INCORPORATED


Date:  January 31, 2005                   By:    /s/ MITCHELL M. COX
                                                 -------------------
                                          Name:  Mitchell M. Cox
                                          Title: Attorney-in-Fact



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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) B2B Internet HOLDRS Trust Prospectus dated October 25, 2004 updating the
       Prospectus dated July 7, 2003.

(99.2) B2B Internet HOLDRS Trust Prospectus Supplement dated December 31, 2004 to Prospectus dated October 25, 2004.



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